                                                                    Exhibit 99.1


                      TEKELEC ANNOUNCES RECORD Q3 RESULTS;
         ACHIEVES ORDERS OF $150.8 MILLION AND REVENUE OF $106.6 MILLION

        CALABASAS, CA (Oct 26, 2004)... Tekelec (Nasdaq: TKLC) today reported financial results for its third quarter ended September 30, 2004.

        Revenue for the third quarter of 2004 was $106.6 million, compared to $70.7 million in the third quarter of 2003. On a GAAP basis, Tekelec's net income was $18.7 million, or $0.27 per diluted share, for the third quarter of 2004, compared to net income of $8.5 million, or $0.13 per diluted share, in the third quarter of 2003. Third quarter 2004 net income includes a $2.4 million one-time, non-cash charge for the write-off of acquired in-process research and development related to the VocalData acquisition, a $9.9 million pre-tax gain on Tekelec's investment in Telica and a $2.2 million pre-tax gain on the settlement of the Catapult convertible notes. Third quarter 2003 net income includes a $3.3 million, or $0.05 per diluted share, gain on disposal of discontinued operations. Non-GAAP net income for the third quarter of 2004, which excludes the effects of acquisition-related amortization, the write-off of acquired in-process research and development, the restructuring charge related to our manufacturing move, the write-off of certain acquired intangibles as a result of our previously announced rebranding activities, the gain on Tekelec's investment in Telica and the gain on the settlement of the Catapult convertible notes, was $14.9 million, or $0.21 per diluted share, compared to non-GAAP net income of $7.5 million, or $0.12 per diluted share, in the third quarter of 2003. Orders received in the third quarter for Tekelec products and services were $150.8 million, compared to $74.7 million in the third quarter in 2003.


        Tekelec President and CEO Fred Lax commented, "Tekelec's performance in the third quarter was excellent, reflecting the progress we are making on our strategic objectives of delivering world-class next-gen switching solutions, extending our signaling solutions leadership and expanding our value-added applications offerings, as we prudently pursue global expansion. The Company exceeded $100 million dollars of revenue for the first time in its history, with revenues increasing 12% sequentially and 51% year-over-year, and orders increasing 102% year-over-year. The $150.8 million of total orders generated during the quarter is the highest order total in the history of the Company, surpassing the previous order record of $138.1 million achieved in Q4 2003. The book-to-bill ratio of approximately 1.4 indicates the continuing strength of Tekelec's business, with all Groups achieving a book-to-bill above 1, and represents the eighth consecutive quarter in which Tekelec's book-to-bill ratio is above 1. This quarter's results, combined with the significant expansion of Tekelec's product portfolio with the additions of Steleus and VocalData, demonstrate that Tekelec continues to execute on its strategic objectives, while positioning itself for future growth opportunities.

        "Regarding our next-gen switching strategic initiative, revenues increased 17% sequentially to $15.1 million, and we added 16 new next-gen customers, bringing Tekelec's next-gen switching customer total to approximately
150. In September, we announced the acquisition of VocalData, a provider of hosted IP telephony applications that enable the delivery of advanced telecom services and applications, and now part of our Switching Solutions Group. VocalData is a North American market share leader in IP Centrex and, globally, has an estimated 34 percent share of all IP Centrex lines shipped. Tekelec will leverage VocalData's hosted IP telephony application server to provide an immediate, cost-effective path to IP service delivery for wireless, wireline and cable operators and their subscribers.

        "With regard to signaling solutions leadership, our Network Signaling Group significantly contributed to the Company's overall order total, generating a signaling book-to-bill even higher than the overall company book-to-bill ratio. Revenue for our Signaling Group was $81.1 million, up 43% year-over-year and the highest signaling revenue in the history of the Company, driven by robust sales in the U.S. and continued success on our global expansion efforts. To briefly highlight our continued success with the signaling hub providers, we are pleased to announce that Transaction Network Services (TNS), a provider of call signaling and database access services, has selected Tekelec's Eagle 5 Signaling Application System and integrated Sentinel business intelligence platform, as the foundation for upgrading XO Communications' signaling network. The XO deployment expands Tekelec's successful partnership with TNS, which has previously deployed two Eagle platforms in its signaling network.

        "In the area of value-added applications, on October 14th we announced the acquisition of Steleus, a global supplier of real-time performance management and business intelligence communications software solutions for both fixed and mobile telecom networks. Steleus forms the cornerstone of Tekelec's new Communications Software Solutions Group, which also includes Tekelec's existing business intelligence applications, such as billing verification, and other network element-independent applications. The acquisition reinforces Tekelec's ongoing strategic commitment to offer more value-added applications to our customers and to further enhance and differentiate our next-gen switching and signaling product offerings. The Steleus solutions enable operators to monitor their service and network performance as they transition from circuit to packet technology, helping to speed up the implementation of packet networks, while lowering the risk.

        "Regarding global expansion, approximately 33% of sales during the quarter were from outside the U.S., highlighting the progress we are making on our global expansion efforts. As one example of this success, we are pleased to announce that Far EasTone, the second largest mobile operator in Taiwan, has purchased Tekelec's Eagle 5 Signaling Application System and G-Port solution to provide mobile number portability for its national GSM network. The sale demonstrates the progress Tekelec is making in the Asia/Pacific region and also highlights the on-going opportunities, worldwide, for Tekelec to sell its industry-leading number portability solution.

        "Finally, I am pleased to announce that Mark Floyd, the CEO of Entrisphere, a privately-held company focused on broadband solutions that offers incumbent carriers an operationally transparent pathway from today's overlay networks to tomorrow's converged multiservice networks, has joined Tekelec's Board of Directors. Mark has been serving as an advisor to Tekelec for the past year. Prior to joining Entrisphere, Mark was president and CEO of Siemens Information and Communication Networks-U.S., a leading provider of integrated voice and data networks and solutions for enterprises, carriers and service providers around the world. In 1993 he founded Efficient Networks, which Siemens acquired in April 2001. We are delighted to have a telecom industry veteran like Mark joining our Board."

        GROUP REVENUE RESULTS


                                                REVENUE
     GROUP            Q3 2004 ($ IN MILLIONS)             Q3 2003 ($ IN MILLIONS)
Switching Solutions            $15.1                                $4.6
Network Signaling              $81.1                               $56.8
IEX Contact Center             $10.4                                $9.4

                              Q4 FINANCIAL GUIDANCE

                                     Q4 2004 GUIDANCE                   Q4 2003 ACTUAL RESULTS
Total Revenues:              $112.0 million - $115.0 million            $75.0 million
GAAP Net Income              $0.12 - $0.13 per diluted share(1)         $0.11 per diluted share

----------

(1) For the 4th quarter of 2004, Tekelec expects expenses to include amortization of acquired intangibles and amortization of non-cash stock based deferred compensation of approximately $3.0 million, pre-tax. In addition, the Company expects approximately $200,000, pretax, of restructuring charges related to the manufacturing move. This guidance excludes any potential acquired in-process research and development charge related to the Steleus acquisition.

        Lax concluded, "The record revenue and order totals, coupled with the continued strength of our core signaling business, success in our next-gen switching efforts, and global expansion, highlight the progress we are making executing on our strategic objectives. Tekelec's solutions portfolio of next-gen switching, signaling, and value-added applications, which now includes the Steleus and VocalData products, uniquely position us to support our customers as they evolve their networks to IP at their own pace, implementing exactly what they need, when they need it."

EMPLOYMENT INDUCEMENT STOCK OPTIONS

        On October 25, 2004, 85 new Tekelec employees hired during the third quarter of 2004 were granted options to purchase a total of 537,550 shares of Tekelec common stock. The number of shares subject to such options amounts to less than 1% of the outstanding shares of Tekelec common stock. The option grants were made under Tekelec's 2004 Equity Incentive Plan for New Employees and met the "employee inducement" exception to the Nasdaq rules requiring shareholder approval of equity-based incentive plans.

ABOUT TEKELEC

        Tekelec is a leading developer of now and next-generation switching and signaling telecommunications solutions, network performance management technology, and value-added applications. Tekelec's innovative solutions are widely deployed in traditional and next-generation wireline and wireless networks and contact centers worldwide. Corporate headquarters are located in Calabasas, CA. with research and development facilities and sales offices throughout the world. For more information, please visit www.tekelec.com.

NON-GAAP INFORMATION

        Certain non-GAAP financial measures are included in this press release. In the calculation of these measures, Tekelec excludes certain items such as amortization of acquired intangibles, discontinued operations, non-cash stock based compensation charges, and unusual, non-recurring charges. Tekelec believes that excluding such items provides investors and management with a representation of the Company's core operating performance and with information useful in assessing our prospects for the future and underlying trends in Tekelec's operating expenditures and continuing operations. Management uses such non-GAAP measures to evaluate financial results and to establish operational goals. In addition, since the Company has historically reported non-GAAP measures to the investment community, we believe the inclusion of this information provides consistency in our financial reporting. The attachments to this release provide a reconciliation of non-GAAP net income referred to in this release to the most directly comparable GAAP measure, GAAP net income from continuing operations. The non-GAAP financial measures are not meant to be considered a substitute for the corresponding GAAP financial measures.

FORWARD-LOOKING STATEMENTS

Certain statements made in this news release are forward looking, reflect the Company's current intent, belief or expectations and involve certain risks and uncertainties. There can be no assurance that the Company's actual future performance will meet the Company's expectations. As discussed in the Company's 2003 Annual Report on Form 10-K and other filings with the SEC, the Company's future operating results are difficult to predict and subject to significant fluctuations. Factors that may cause future results to differ materially from the Company's current expectations include, among others: overall telecommunications spending, changes in general economic conditions, the timing of significant orders and shipments, the lengthy sales cycle for the Company's products, the timing of the convergence of voice and data networks, the success or failure of strategic alliances or acquisitions including the success or failure of the integration of Santera,Taqua, Steleus, and VocalData's operations with those of the Company, the ability of carriers to utilize excess capacity of signaling infrastructure and related products in their networks, the capital spending patterns of customers, the dependence on wireless customers for a significant percentage and growth of the Company's revenues, the timely development and introduction of new products and services, product mix, the geographic mix of the Company's revenues and the associated impact on gross margins, market acceptance of new products and technologies, carrier deployment of intelligent network services, the ability of our customers to obtain financing, the level and timing of research and development expenditures, regulatory changes, and the expansion of the Company's marketing and support organizations, both domestically and internationally. The Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

                                     TEKELEC
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)


                                                                           THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                            SEPTEMBER 30,                   SEPTEMBER 30,
                                                                        2004            2003            2004          2003
------------------------------------------------------------------------------------------------------------------------------
                                                                              (thousands, except earnings per share data)
REVENUES                                                              $ 106,636      $  70,747       $ 281,124       $ 188,675
COSTS AND EXPENSES:
        Cost of goods sold                                               25,684         14,488          69,022          44,009
        Amortization of purchased technology                              1,497          2,964           6,953           8,102
        Research and development                                         25,461         20,696          70,249          51,183
        Selling, general and administrative                              37,603         28,344         108,039          74,681
        Acquired in-process research and development                      2,400             --          10,400           2,900
        Amortization of intangibles                                         763            543           1,704           1,368
        Restructuring(1)                                                   275             --           1,327              --
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from operations                                            12,953          3,712          13,430           6,432
        Interest and other income (expense), net                             37         (1,583)            152          (3,437)
        Gain on notes receivable                                          2,186             --           2,186              --
        Gain on investment in privately-held company                      9,869             --           9,869              --
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from continuing operations before provision for            25,045          2,129          25,637           2,995
   income taxes
        Provision for income taxes(2)                                    13,873          4,987          27,078           7,634
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from continuing operations before                          11,172         (2,858)         (1,441)         (4,639)
   minority interest
Minority interest                                                         7,565          8,015          25,723          12,520
------------------------------------------------------------------------------------------------------------------------------
        INCOME FROM CONTINUING OPERATIONS                                18,737          5,157          24,282           7,881
------------------------------------------------------------------------------------------------------------------------------
Gain on disposal of discontinued operation(3)                                --          3,293              --           3,293
------------------------------------------------------------------------------------------------------------------------------
         NET INCOME (LOSS)                                            $  18,737      $   8,450       $  24,282       $  11,174
==============================================================================================================================
EARNINGS PER SHARE FROM CONTINUING OPERATIONS
        Basic                                                         $    0.30      $    0.09       $    0.39       $    0.13
        Diluted(4)                                                         0.27           0.08            0.36            0.12
------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE FROM GAIN ON DISPOSAL OF
     DISCONTINUED OPERATION
        Basic                                                         $      --      $    0.05       $      --       $    0.05
        Diluted(4)                                                           --           0.05              --            0.05
------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE
        Basic                                                         $    0.30      $    0.14       $    0.39       $    0.18
        Diluted(4)                                                         0.27           0.13            0.36            0.17
------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
        Basic                                                            63,172         61,206          62,554          61,057
        Diluted(4)                                                       72,332         69,915          71,801          68,848



Notes to Condensed Consolidated Statements of Operations (000's):

(1) This amount represents restructuring costs related to the relocation of our manufacturing operations.

(2) For the three and nine months ended September 30, 2004, Santera, a majority-owned company, is included in the consolidated results of operations of Tekelec. The consolidated provision for income taxes does not include any benefit from the losses generated by Santera due to the following:

- Santera's losses cannot be included on Tekelec's consolidated federal tax return because its ownership interest in Santera does not meet the threshold to consolidate under income tax rules and regulations.

- A full valuation allowance has been established on the income tax benefits generated by Santera as a result of Santera's historical operating losses.


(3) The sale of the Network Diagnostics Division in August 2002 resulted in a gain on the disposal of discontinued operation for the three and nine months ended September 30, 2003 and was due to the settlement of the final working capital adjustment in accordance with the asset purchase agreement.

(4) For the three and nine months ended September 30, 2004 and the three and nine months ended September 30, 2003, the calculation of earnings per share includes, for the purposes of the calculation, the add-back to net income of $581, $1,743, $591 and $684, respectively, for assumed after-tax interest cost related to the convertible debt using the "if-converted" method of accounting for diluted earnings per share. The weighted average number of shares outstanding for the three and nine months ended September 30, 2004 and the three months ended September 30, 2003 includes 6,361 shares, respectively, related to the convertible debt using the "if-converted" method.

                                     TEKELEC
          NON-GAAP(1) CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)


                                                                                 THREE MONTHS ENDED         NINE MONTHS ENDED
                                                                                   SEPTEMBER 30,              SEPTEMBER 30,
                                                                                2004           2003        2004         2003
-------------------------------------------------------------------------------------------------------------------------------
                                                                                (thousands, except earnings per share data)
REVENUES                                                                      $ 106,636    $  70,747     $ 281,124    $ 188,675
COSTS AND EXPENSES:
        Cost of goods sold                                                       25,868       14,631        69,627       44,418
        Research and development                                                 25,325       20,696        70,017       51,183
        Selling, general and administrative                                      37,273       28,344       107,476       74,681
-------------------------------------------------------------------------------------------------------------------------------
Income from operations                                                           18,170        7,076        34,004       18,393
        Interest and other income (expense), net                                     37         (537)          152       (2,391)
-------------------------------------------------------------------------------------------------------------------------------
Income before provision for income taxes                                         18,207        6,539        34,156       16,002
        Provision for income taxes(2)                                            10,321        5,900        25,127       10,566
-------------------------------------------------------------------------------------------------------------------------------
Income before minority interest                                                   7,886          639         9,029        5,436
Minority interest                                                                 7,001        6,850        23,338        9,362
-------------------------------------------------------------------------------------------------------------------------------
        NON-GAAP NET INCOME                                                   $  14,887    $   7,489     $  32,367    $  14,798
-------------------------------------------------------------------------------------------------------------------------------
NON-GAAP EARNINGS PER SHARE
        Basic                                                                  $  0.24     $   0.12      $    0.52   $     0.24
        Diluted                                                                   0.21         0.12           0.48         0.22
===============================================================================================================================
NON-GAAP EARNINGS PER SHARE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
        Basic                                                                   63,172       61,206         62,554       61,057
        Diluted                                                                 72,332(3)    69,915(4)      71,801(3)    68,848(4)

Notes to Non-GAAP Condensed Consolidated Statements of Operations (000's):

(1) The above Non-GAAP Statements of Operations exclude the effects of the following:

- For the three and nine months ended September 30, 2004, restructuring costs related to the relocation of our manufacturing operations amounted to $275 and $1,327, respectively.

- For the three and nine months ended September 30, 2004, amortization of deferred stock compensation related to the unvested portion of stock options granted as part of the Taqua acquisition amounted to $469 and $800, respectively.

- For three and nine months ended September 30, 2004 the amortization of purchased technology and other intangibles related to the acquisitions of Santera, Taqua and VocalData amounted to $763 and $6,737, respectively. The related income tax benefits for the three and nine months ended September 30, 2004 were $551 and $1,666, respectively.

- For the three and nine months ended September 30, 2003, the amortization of purchased technology and other tangibles related to the acquisition of IEX and Santera amounted to $3,364 and $9,106, respectively. The related income tax benefits for the three and nine months ended September 30, 2003 were $557 and $2,576, respectively. For the nine months ended September 30, 2003, the write-off of in-process research and development related to the acquisition of Santera was $2,900. The minority interest impact of the amortization and write-off for the three and nine months ended September 30, 2003 was $1,165 and $3,158, respectively.

- For the three and nine months ended September 30, 2004, a gain of $2,186 on the settlement of our convertible notes receivable from Catapult.

- For the three and nine months ended September 30, 2004, a gain of $9,869 on the sale of our investment in Telica.

- Write-off of bond issuance costs of $1,046 related to the July 2003 retirement of the convertible debt issued in 1999.

- Gain on disposal of discontinued operation, net of income taxes, related to the sale of the Network Diagnostics Division for the three and nine months ended September 30, 2003 in the amount of $3,293.

(2) The above Non-GAAP Statements of Operations assume an effective income tax rate of 35% and 34% for the Tekelec business excluding

        Santera for the three and nine months ended September 30, 2004 and 2003, respectively. There were no income tax benefits associated with the losses generated by Santera.

(3) For the three and nine months ended September 30, 2004, the calculation of earnings per share includes, for the purposes of the calculation, the add-back to net income of $581 and $1,743, respectively for assumed after-tax interest cost related to the convertible debt using the "if-converted" method of accounting for diluted earnings per share. The weighted average number of shares outstanding for both the three and nine months ended September 30, 2004 includes 6,361 shares related to the convertible debt using the "if-converted" method. For all other periods presented, the results of the "if-converted" calculations are anti-dilutive and therefore excluded from earnings per share.

(4) For the three and nine months ended September 30, 2003, the calculation of earnings per share includes, for the purposes of the calculation, the add-back to net income of $591and $684, respectively, for assumed after-tax interest cost related to the convertible debt using the "if-converted" method of accounting for diluted earnings per share. The weighted average number of shares outstanding for the three and nine months ended September 30, 2003 includes 6,361shares related to the convertible debt using the "if-converted" method.

                                     TEKELEC
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                                      SEPTEMBER 30,  December 31,
                                                                                          2004          2003
-----------------------------------------------------------------------------------------------------------------
                                                                                       (unaudited)
                                                                                             (thousands)
ASSETS
Current assets:
        Cash and cash equivalents                                                       $ 45,744    $ 45,261
        Short-term investments, at fair value                                            116,753      83,800
        Accounts receivable, net                                                          87,709      52,781
        Other receivables                                                                 17,893          --
        Current portion of notes receivable ($17,300
          principal amount)                                                                   --      17,580
        Inventories                                                                       33,694      21,434
        Deferred income taxes, net                                                        21,851       4,958
        Prepaid expenses and other current assets                                         35,804      22,088
------------------------------------------------------------------------------------------------------------
        Total current assets                                                             359,448     247,902
Long-term investments, at fair value                                                     104,470     210,298
Property and equipment, net                                                               29,835      22,172
Investments in privately-held companies                                                    7,322      17,322
Deferred income taxes                                                                     32,862       7,876
Other assets                                                                               6,455       6,342
Goodwill, net                                                                            104,232      68,903
Intangible assets, net                                                                    63,622      34,118
------------------------------------------------------------------------------------------------------------
        Total assets                                                                    $708,246    $614,933
============================================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
       Current portion of deferred revenues                                             $ 63,924    $ 50,105
       Other current liabilities                                                          96,938      62,758
------------------------------------------------------------------------------------------------------------
       Total current liabilities                                                         160,862     112,863
Long-term convertible debt                                                               125,000     125,000
Long-term portion of notes payable                                                         1,834       2,574
Long-term portion of deferred revenues                                                     1,691       3,687
Deferred income taxes                                                                     13,025         790
------------------------------------------------------------------------------------------------------------
        Total liabilities                                                                302,412     244,914
------------------------------------------------------------------------------------------------------------
Minority interest                                                                         15,485      41,208
------------------------------------------------------------------------------------------------------------
Total shareholders' equity                                                               390,349     328,811
------------------------------------------------------------------------------------------------------------
        Total liabilities and shareholders' equity                                      $708,246    $614,933
============================================================================================================

                                     TEKELEC
                  IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME
                                   (unaudited)

                                                                            THREE MONTHS ENDED SEPTEMBER 30, 2004
---------------------------------------------------------------------------------------------------------------------------------
                                                                          (thousands, except earnings per share data)
---------------------------------------------------------------------------------------------------------------------------------
                                                                 GAAP                         ADJUSTMENTS         NON-GAAP
---------------------------------------------------------------------------------------------------------------------------------
REVENUES                                                       $106,636                       $     --           $106,636
COSTS AND EXPENSES:
        Cost of goods sold                                       25,684                             (7)(1)(2)      25,677
        Amortization of purchased technology                      1,497                         (1,306)(2)            191
---------------------------------------------------------------------------------------------------------------------------------
               Total cost of sales                               27,181                         (1,313)            25,868
---------------------------------------------------------------------------------------------------------------------------------
        GROSS PROFIT                                             79,455        74.5%             1,313              80,768   75.7%
---------------------------------------------------------------------------------------------------------------------------------

        Research and development                                 25,461                           (136)(1)         25,325
        Selling, general and administrative                      37,603                           (330)(1)         37,273
        Acquired in-process research and development              2,400                         (2,400)(2)             --
        Amortization of intangibles                                 763                           (763)(2)             --
        Restructuring                                               275                           (275)(3)             --
---------------------------------------------------------------------------------------------------------------------------------
               Total operating expenses                          66,502                         (3,904)            62,598
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from operations                                    12,953                          5,217             18,170
        Interest and other income (expense), net                     37                             --                 37
        Gain on notes receivable                                  2,186                         (2,186)(4)             --
        Gain on investment in privately-held company              9,869                         (9,869)(5)             --
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from continuing operations before
  provision for income taxes                                     25,045                         (6,838)            18,207

        Provision for income taxes                               13,873                         (3,552)(6)         10,321
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from continuing operations before
  minority interest                                              11,172                         (3,286)             7,886
Minority Interest                                                 7,565                           (564)(7)          7,001
---------------------------------------------------------------------------------------------------------------------------------
        NET INCOME (LOSS)                                      $ 18,737                       $ (3,850)          $ 14,887
=================================================================================================================================

EARNINGS PER SHARE
        Basic                                                   $     0.30                                       $   0.24
        Diluted(8)                                                    0.27                                           0.21
---------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING:
        Basic                                                       63,172                                         63,172
        Diluted(8)                                                 72,332                                         72,332
=================================================================================================================================


(1) The adjustments represent the amortization of deferred stock compensation related to the unvested portion of stock options granted as part of the Taqua acquisition.

(2) The adjustments represent the amortization of purchased technology and other intangibles related to the acquisition of Santera, Taqua and VocalData and the write-off of acquired in-process research and development related to the acquisition of VocalData.

(3) The adjustment represents restructuring costs related to the relocation of our manufacturing operation.

(4) The adjustment represents a gain on the settlement of our convertible notes receivable from Catapult.

(5) The adjustment represents a gain on the sale of our investment in Telica.

(6)     The adjustments represents the income tax effect of footnotes (1), (2),
        (3), (4) and (5) in order to reflect our non- GAAP effective tax rate at 35% for the Tekelec business, excluding Santera.

(7)     The adjustment represents the minority interest impact of footnote (2).

(8) For the three months ended September 30, 2004, the non-GAAP calculation of earnings per share includes for the purpose of calculation the add-back to net income of $581 for assumed after-tax interest cost related to the convertible debt using the "if-converted" method of accounting for diluted earnings per share. The weighted average number of shares outstanding for the three months ended September 30, 2004 includes 6,361 shares related to the convertible debt using the "if-converted" method.

                                     TEKELEC
                  IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME
                                   (unaudited)

                                                                                  THREE MONTHS ENDED SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------------
                                                                               (thousands, except earnings per share data)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 GAAP            ADJUSTMENTS     NON-GAAP
-------------------------------------------------------------------------------------------------------------------------------
REVENUES                                                                       $ 70,747           $     --      $ 70,747
COSTS AND EXPENSES:
        Cost of goods sold                                                       14,488                 --        14,488
        Amortization of purchased technology                                      2,964             (2,821)(1)       143
-------------------------------------------------------------------------------------------------------------------------------
               Total cost of sales                                               17,452             (2,821)       14,631
-------------------------------------------------------------------------------------------------------------------------------
       GROSS PROFIT                                                              53,295  75.3%       2,821        56,116   79.3%
-------------------------------------------------------------------------------------------------------------------------------
        Research and development                                                 20,696                 --        20,696
        Selling, general and administrative                                      28,344                 --        28,344
        Amortization of intangibles                                                 543               (543)(1)        --
-------------------------------------------------------------------------------------------------------------------------------
               Total operating expenses                                          49,583               (543)       49,040
-------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from operations                                                     3,712              3,364         7,076
        Interest and other income (expense), net                                 (1,583)             1,046(2)       (537)
-------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from continuing operations before provision for                     2,129              4,410         6,539
income taxes
        Provision for income taxes                                                4,987                913(3)      5,900
-------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from continuing operations before minority interest                (2,858)             3,497           639
Minority interest                                                                 8,015             (1,165)(4)     6,850
-------------------------------------------------------------------------------------------------------------------------------
       INCOME FROM CONTINUING OPERATIONS                                          5,157              2,332         7,489
Gain on disposal of discontinued operation                                        3,293             (3,293)(5)        --
-------------------------------------------------------------------------------------------------------------------------------
        Net income                                                             $  8,450           $   (961)     $  7,489
===============================================================================================================================
EARNINGS PER SHARE FROM CONTINUING OPERATIONS
       Basic                                                                   $   0.09                         $   0.12
       Diluted(6)                                                                  0.08                             0.12
-------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE FROM GAIN ON DISPOSAL OF
     DISCONTINUED OPERATION
       Basic                                                                   $   0.05                         $    --
       Diluted(6)                                                                  0.05                              --
-------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE
        Basic                                                                  $   0.14                         $   0.12
        Diluted(6)                                                                 0.13                             0.12
-------------------------------------------------------------------------------------------------------------------------------
Earnings per share weighted average number of shares outstanding:
        Basic                                                                    61,206                           61,206
        Diluted(6)                                                               69,915                           69,915
===============================================================================================================================

(1) The adjustments represent the amortization of purchased technology and other intangibles related to the acquisition of IEX and Santera and the related income tax benefit and the write-off of acquired in-process research and development related to the acquisition of Santera.

(2) The adjustment represents the write-off of unamortized bond issuance costs of $1,046 related to the July 2003 retirement of the convertible debt issued in 1999.

(3) The adjustment represents the income tax effect of the adjustment of amortization of technology and other intangibles in order to reflect our non-GAAP effective tax rate at 34% for the Tekelec business, excluding Santera.

(4)     The adjustment represents the minority interest impact of (1).

(5) The adjustment represents the gain on the sale of the Network Diagnostics Division and was due to the settlement of the final working capital adjustment in accordance with the asset purchase agreement.

(6) For the three months ended September 30, 2003, the calculation of earnings per share includes, for the purposes of the calculation, the add-back to net income of $591 for assumed after-tax interest cost related to the convertible debt using the "if-converted" method of accounting for diluted earnings per share. The weighted average number of shares outstanding for the three months ended September 30, 2003 includes 6,361 shares related to the convertible debt using the "if-converted" method.

                                     TEKELEC
                  IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME
                                   (unaudited)

                                                                            NINE MONTHS ENDED SEPTEMBER 30, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         (thousands, except earnings per share data)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            GAAP                 ADJUSTMENTS         NON-GAAP
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES                                                                  $ 281,124             $       --           $281,124
COSTS AND EXPENSES:
        Cost of goods sold                                                   69,022                    (9)(1)(2)       69,013
        Amortization of purchased technology                                  6,953                (6,339)(2)             614
-----------------------------------------------------------------------------------------------------------------------------------

               Total cost of sales                                           75,975                (6,348)             69,627
-----------------------------------------------------------------------------------------------------------------------------------
        GROSS PROFIT                                                        205,149   73.0%         6,348              211,497 75.2%
-----------------------------------------------------------------------------------------------------------------------------------
        Research and development                                             70,249                  (232)(1)          70,017
        Selling, general and administrative                                 108,039                  (563)(1)         107,476
        Acquired in-process research and development                         10,400               (10,400)(2)              --
        Amortization of intangibles                                           1,704                (1,704)(2)              --
        Restructuring                                                         1,327                (1,327)(3)              --
-----------------------------------------------------------------------------------------------------------------------------------
               Total operating expenses                                     191,719               (14,226)            177,493
-----------------------------------------------------------------------------------------------------------------------------------
Income from operations                                                       13,430                20,574              34,004
        Interest and other income (expense), net                                152                    --                 152
        Gain on note receivable                                               2,186                (2,186)(4)              --
        Gain on investment in privately-held company                          9,869                (9,869)(5)              --
-----------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations before provision for income                25,637                 8,519              34,156
taxes
        Provision for income taxes                                           27,078                (1,951)(6)          25,127
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) from continuing operations before minority interest            (1,441)               10,470               9,029
Minority Interest                                                            25,723                (2,385)(7)          23,338
-----------------------------------------------------------------------------------------------------------------------------------
        NET INCOME                                                        $  24,282                 8,085           $  32,367
===================================================================================================================================
EARNINGS PER SHARE
        Basic                                                             $    0.39                                 $    0.52
        Diluted(8)                                                             0.36                                      0.48
-----------------------------------------------------------------------------------------------------------------------------------
        Basic                                                                62,554                                   62,554
        Diluted(8)                                                           71,801                                   71,801
===================================================================================================================================

(1) The adjustments represent the amortization of deferred stock compensation related to the unvested portion of stock options granted as part of the Taqua acquisition.

(2) The adjustments represent the amortization of purchased technology and other intangibles related to the acquisition of IEX, Santera, Taqua and VocalData and the write-off of in-process research and development related to the acquisition of Taqua and VocalData.

(3) The adjustment represents restructuring costs related to the relocation of our manufacturing operation.

(4) The adjustment represents a gain on the settlement of our convertible notes receivable from Catapult.

(5) The adjustment represents a gain on the sale of our investment in Telica.

(6)     The adjustments represents the income tax effects of footnotes (1), (2),
        (3), (4) and (5) in order to reflect our non-GAAP effective tax rate at 35% for the Tekelec business, excluding Santera.

(7)     The adjustment represents the minority interest impact of footnote (2).

(8) For the nine months ended September 30, 2004, the non-GAAP calculation of earnings per share includes for the purpose of calculation the add-back to net income of $1,743 for assumed after-tax interest cost related to the convertible debt using the "if-converted" method of accounting for diluted earnings per share. The weighted average number of shares outstanding for the nine months ended September 30, 2004 includes 6,361 shares related to the convertible debt using the "if-converted" method.

                                     TEKELEC
                  IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME
                                   (unaudited)

                                                                              NINE MONTHS ENDED SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------------
                                                                            (thousands, except earnings per share data)
-------------------------------------------------------------------------------------------------------------------------------
                                                                             GAAP            ADJUSTMENTS        NON-GAAP
-------------------------------------------------------------------------------------------------------------------------------
REVENUES                                                                   $ 188,675         $      --        $ 188,675
COSTS AND EXPENSES:
        Cost of goods sold                                                    44,009                --           44,009
        Amortization of purchased technology                                   8,102            (7,693)(1)          409
-------------------------------------------------------------------------------------------------------------------------------
               Total cost of sales                                            52,111            (7,693)          44,418
-------------------------------------------------------------------------------------------------------------------------------
       GROSS PROFIT                                                          136,564  72.4%      7,693          144,257  76.5%
-------------------------------------------------------------------------------------------------------------------------------
        Research and development                                              51,183                --           51,183
        Selling, general and administrative                                   74,681                --           74,681
        Acquired in-process research and development                           2,900            (2,900)(1)           --
        Amortization of intangibles                                            1,368            (1,368)(1)           --
-------------------------------------------------------------------------------------------------------------------------------
               Total operating expenses                                      130,132            (4,268)         125,864
-------------------------------------------------------------------------------------------------------------------------------
Income from operations                                                         6,432            11,961           18,393
        Interest and other income (expense), net                              (3,437)            1,046(2)        (2,391)
-------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations before provision for income                  2,995            13,007           16,002
taxes
        Provision for income taxes                                             7,634             2,932(3)        10,566
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST             (4,639)           10,075            5,436
MINORITY INTEREST                                                             12,520            (3,158)(4)        9,362
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                                              7,881             6,917           14,798
Gain on disposal of discontinued operation                                     3,293            (3,293)(5)           --
-------------------------------------------------------------------------------------------------------------------------------
        NET INCOME                                                         $  11,174         $   3,624        $  14,798
===============================================================================================================================
EARNINGS PER SHARE FROM CONTINUING OPERATIONS
        Basic                                                                   0.13                               0.24
        Diluted(6)                                                              0.12                               0.22
------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE FROM GAIN ON DISPOSAL OF DISCONTINUED OPERATION
        Basic                                                                   0.05                                 --
        Diluted(6)                                                              0.05                                 --
-------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE
        Basic                                                              $    0.18                          $    0.24
        Diluted(6)                                                              0.17                               0.22
-------------------------------------------------------------------------------------------------------------------------------
Earnings per share weighted average number of shares outstanding:
        Basic                                                                 61,057                             61,057
        Diluted(6)                                                            68,848                             68,848
=============================================================================================================================


(1) The adjustments represent the amortization of purchased technology and other intangibles related to the acquisition of IEX and Santera and the related income tax benefit and the write-off of in-process research and development related to the acquisition of Santera.

(2) The adjustment represents the write-off of unamortized bond issuance costs of $1,046 related to the July 2003 retirement of the convertible debt issued in 1999.

(3) The adjustment represents the income tax effect of the adjustment of amortization of technology and other intangibles in order to reflect our non-GAAP effective tax rate at 34% for the Tekelec business, excluding Santera.

(4)     The adjustment represents minority interest impact of footnote (1).

(5) The adjustment represents the gain on the sale of the Network Diagnostics Division and was due to the settlement of the final working capital adjustment in accordance with the asset purchase agreement.

(6) For the nine months ended September 30, 2003, the calculation of earnings per share includes, for the purposes of the calculation, the add-back to net income of $684 for assumed after-tax interest cost related to the convertible debt using the "if-converted" method of accounting for diluted earnings per share. The weighted average number of shares outstanding for the nine months ended September 30, 2003 includes 6,361 shares related to the convertible debt using the "if-converted" method.